SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 23, 2000

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of June 1, 2000, providing for, inter alia, the issuance of Mortgage Asset- Backed Pass-Through Certificates, Series 2000-RS2)


                    Residential Asset Mortgage Products, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                            333-91561             41-1955181
---------------                     ---------             ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                            55437
 ----------------------                            -----
 (Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000

Item 5. Other Events.

        The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the years in the three year period ended December 31, 1999, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 2000; Commission File Number 1-10777), and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2000 and for the periods ending March 31, 2000 and March 31, 1999, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended March 31, 2000, which was filed with the Commission on May 12, 2000, are hereby incorporated by reference in this Current Report on Form 8-K and in the registration statement and shall be deemed to be a part hereof.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

                             Item 601(a) of
                             Regulation S-K
Exhibit No.                  Exhibit No.       Description

1                            23                Consent of KPMG LLP,
                                               independent auditors of
                                               Ambac Assurance Corporation
                                               and subsidiaries with respect
                                               to the Residential Asset
                                               Mortgage Products, Inc.
                                               Mortgage Asset-Backed Pass-
                                               Through Certificates, Series
                                               2000-RS2

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.

                                            By:    /s/ Julie Steinhagen
                                            Name:   Julie Steinhagen
                                            Title:  Vice President


Dated: June 23, 2000

                                  EXHIBIT INDEX


                      Item 601(a) of                              Sequentially
Exhibit               Regulation S-K                               Numbered
Number                Exhibit No.       Description                  Page

1                     23              Accountant's Consent

                                    EXHIBIT 1

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation:

        We consent to the incorporation by reference in the registration statement (No. 333-91561) of Residential Asset Mortgage Products, Inc. (the "Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated June 23, 2000, of our report dated January 21, 2000 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and 1998, and for each of the years in the three-year period ended December 31, 1999, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 30, 2000 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                  /s/ KPMG LLP


New York, New York
June 23, 2000